Exhibit 10.1

CONSENT AND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS CONSENT AND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 3rd day of April 2008 by and between Silicon Valley Bank (“Bank”) and Entropic Communications, Inc., a Delaware corporation (“Borrower”) whose address is 9276 Scranton Road, San Diego, California 92121.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 11, 2007 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B. Borrower has informed Bank that pursuant to the terms and conditions of that certain Asset Purchase Agreement dated as of April 3, 2008 (the “Purchase Agreement”) among Vativ Technologies, Inc. (the “Seller”) and Borrower and Entropic Communications Bermuda LP (“Entropic Sub” which, together with Borrower, is referred to herein as the “Purchasers”), Borrower will purchase from the Seller the Domestic Assets (as defined in the Purchase Agreement) and will assume the Assumed Liabilities (as defined in the Purchase Agreement) all as provided for in the Purchase Agreement (the “Purchase Transaction”). Purchasers will acquire the Transferred Assets (as defined in the Purchase Agreement) for the price of $6,555,000 less certain amounts set forth in the Purchase Agreement (the “Purchase Price”) payable in cash by wire transfer at the Closing Date (as defined in the Purchase Agreement). Borrower is prohibited from entering into the Purchase Transaction pursuant to the terms of Section 7.3 of the Loan Agreement, absent compliance with the terms thereof.

C. Borrower has requested that Bank consent to the Purchase Transaction amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Consent and Amendments to Loan Agreement.

2.1 Consent to Purchase Transaction. Subject to the terms of Section 6 below, Bank hereby consents to the Purchase Transaction, and Bank and Borrower agree that the prohibitions set forth in Section 7.3 of the Loan Agreement are hereby waived with respect to the Purchase Transaction only, and that Bank hereby consents to the Purchase Transaction in accordance with the terms previously disclosed to Bank, conditioned upon the following requirements: (i) the conditions precedent (for Purchasers and Seller), if any, set forth in the Purchase Agreement are satisfied; (ii) the Seller’s representations and warranties set forth in the Purchase Agreement are true, accurate and complete, (iii) the Domestic Assets are free and clear of all liens, encumbrances and security interests except for Permitted Liens (as defined in the Loan Agreement); and (iv) Bank has a first priority perfected security interest in the Domestic Assets exclusive of any Intellectual Property (as defined in the Loan Agreement), which Intellectual Property shall be subject to the Negative Pledge as set forth in the Loan Agreement. It is understood by the parties hereto, however, that such a waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

2.2 Modified Commitment Fee. Section 2.4(a) of the Loan Agreement that currently reads as follows:

(a) Commitment Fee. A fully earned, non-refundable commitment fee of $35,000, on the Effective Date, provided, however, if Borrower elects to increase the Maximum Dollar Amount to $10,000,000 before the first anniversary of the Effective Date, then an additional $15,000 on the date of such election pro-rated for the remainder of the year until the first anniversary of the Effective Date; provided, further, if Borrower elects to increase the Maximum Dollar Amount to $10,000,000 after the first anniversary of the Effective Date, then an additional $15,000 on the date of such election pro-rated for the remainder of the year until the second anniversary of the Effective Date; and

is hereby amended in its entirety and replaced with the following:

(a) Commitment Fee. A fully earned, non-refundable commitment fee of $35,000, on the Effective Date; and

2.3 Modified Anniversary Fee. Section 2.4(g) of the Loan Agreement that currently reads as follows:

(g) Anniversary Fee. A fully earned, non-refundable commitment fee of $25,000, on the first anniversary of the Effective Date, provided, however, if Borrower elects, prior to the first anniversary of the Effective Date, to increase the Maximum Dollar Amount to $10,000,000, then an additional $15,000 on the first anniversary of the Effective Date; and

is hereby amended in its entirety and replaced with the following

(g) Anniversary Fee. A fully earned, non-refundable commitment fee of $25,000, on the first anniversary of the Effective Date; and

2.4 Modified Audit Requirement for 2007. Bank and Borrower agree that, notwithstanding the language in Section 6.6 of the Loan Agreement regarding audits on a semi-annual basis, Bank will only require one audit for Borrower’s fiscal year ending December 31, 2007, which audit Bank acknowledges has already been conducted.

2.5 Modified Definition of Maximum Dollar Amount. The definition of “Maximum Dollar Amount” set forth in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following

“Maximum Dollar Amount” is $10,000,000.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of all legal fees of Bank incurred with respect to this Amendment and (c) Bank’s receipt of the Consent to Amendment and Reaffirmation of Guaranty attached hereto, duly executed and delivered by each Guarantor (unless Bank, in its sole discretion at any time waives in writing the receipt of any such Consent).

7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

8. Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Consent is not a novation and the terms and conditions of this Consent shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Consent and the terms of such documents, the terms of this Consent shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Entropic Communications, Inc.

By:	/s/ Derek Brunelle	By:	/s/ Patrick C. Henry
Name:	Derek Brunelle	Name:	Patrick C. Henry
Title:	Relationship Manager	Title:	President and CEO

CONSENT TO CONSENT AND AMENDMENT

AND REAFFIRMATION OF GUARANTY

Each of the undersigned acknowledges that his consent to the foregoing Consent and Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”) is not required, but the undersigned nevertheless does hereby acknowledge and confirm that it has reviewed and approved of the terms and conditions of the Amendment, consents to the terms and conditions of the Amendment and agrees that the Guaranty of the undersigned relating to the Obligations of Borrower shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Each of the undersigned represents and warrants that, after giving effect to the Amendment, all representations and warranties of the undersigned contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of April 3, 2008

GUARANTOR	RF Magic, Inc.

	By:	/s/ Patrick C. Henry
	Name:	Patrick C. Henry
	Title:	President and CEO